UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2025 (February 3, 2025)

DAKOTA GOLD CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-41349	85-3475290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

106 Glendale Drive, Suite A, Lead, South Dakota, United States 57754 (Address of principal executive offices) (Zip Code)

(605) 906-8363 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DC	NYSE American LLC
Warrants, each warrant exercisable for one share of the Registrant's common stock at an exercise price of $2.08	DC.WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                 ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Second Amendment Agreement

On February 3, 2025, Dakota Gold Corp. (the “Company”) and DTRC LLC, a wholly owned subsidiary of the Company (“DTRC”), entered into a second amendment (the “Second Amendment Agreement”) to the option agreement for the purchase and sale of real property dated October 14, 2021, as amended on September 8, 2022 (the “Richmond Hill Option Agreement”), to acquire LAC Minerals (USA) LLC and Homestake Mining Company of California’s (“HMCC”) Richmond Hill Property in the Homestake District, South Dakota.

Under the terms of the Second Amendment Agreement, the term of the LAC Option Agreement was extended from March 7, 2026 to December 31, 2028. As consideration for the Second Amendment Agreement, DTRC will provide a cash payment of $170,000 to HMCC on each of March 1, 2026, March 1, 2027 and March 1, 2028.

The foregoing description of the Second Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Third Amendment Agreement

On February 3, 2025, DTRC entered into a third amendment (the “Third Amendment Agreement”) to the option agreement for the purchase and sale of real property dated September 7, 2021, as amended on September 30, 2021 and November 20, 2023 (the “Homestake Option Agreement”), to acquire certain of Homestake Mining Company of California’s surface rights and residual facilities in the Homestake District in South Dakota.

Under the terms of the Third Amendment Agreement, the term of the Homestake Option Agreement was extended from March 7, 2026 to December 31, 2028. As consideration for the Third Amendment Agreement, DTRC will provide a cash payment of $340,000 to HMCC on each of March 1, 2026, March 1, 2027 and March 1, 2028.

The foregoing description of the Third Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment Agreement, a copy of which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On February 6, 2025, the Company issued a press release announcing (i) the Second Amendment Agreement, (ii) the Third Amendment Agreement and (iii) the results and publication of an updated and revised S-K 1300 Initial Assessment and Technical Report Summary for the Company’s Richmond Hill Gold Project (the “2025 Initial Assessment”). The 2025 Initial Assessment, dated February 3, 2025 was prepared in accordance with Subpart 1300 of Regulation S-K. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

A copy of the Initial Assessment is attached as Exhibit 96.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Second Amendment to Option Agreement for Purchase and Sale of Real Property dated February 3, 2025 between Homestake Mining Company of California, LAC Minerals (USA) LLC, Dakota Gold Corp. and DTRC LLC.
10.2	Third Amendment to Option Agreement for Purchase and Sale of Real Property dated February 3, 2025 between Homestake Mining Company of California and DTRC LLC.
23.1	Consent of Qualified Person – Independent Mining Consultants, Inc.
23.2	Consent of Qualified Person – Woods Process Service, LLC
96.1	S-K 1300 Initial Assessment and Technical Report Summary for Richmond Hill Gold Project.
99.1	Press Release dated February 6, 2025.
104	Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAKOTA GOLD CORP.

/s/ Shawn Campbell
Name: Shawn Campbell
Title: Chief Financial Officer

Date: February 6, 2025